[Translation]
[MHM Final]
Form 4-2
COVER PAGE

Filing Document:	SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	May 10, 2010

Name of the Registrant:	PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of Representative of	Jonathan S. Horwitz
Fund:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison
Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Phone Number:	03-6212-8316

Name of the Fund Making Public Offering or	PUTNAM HIGH YIELD ADVANTAGE FUND
Sale of Foreign Investment Fund Securities:

Type and Aggregate Amount of Foreign	Up to 1.7 billion U.S. dollars (approximately JPY
Investment Fund Securities to be Publicly	152 billion) for Class M Shares
Offered or Sold:

Note:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 89.43 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 2010).

Places where a copy of this Securities	Not applicable.
Registration Statement is available for Public
Inspection:

A09352387/1.0/08 May 2008

PART I.	INFORMATION CONCERNING SECURITIES
1.	NAME OF FUND:	PUTNAM HIGH YIELD ADVANTAGE FUND (hereinafter
referred to as the "Fund")

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares, Class B shares,
	INVESTMENT FUND SECU-	Class C shares, Class M shares, Class R shares, and
	RITIES CERTIFICATES:	Class Y shares). Registered shares of beneficial interest
without par value. In Japan, only Class M shares
(hereinafter referred to as the "Shares") are publicly
offered. No rating has been acquired.

3.	NUMBER OF SHARES TO	Up to 1.7 million U.S. dollars (approximately JPY 152
	BE OFFERED FOR SALE	billion) for Class M Shares
(IN JAPAN)

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 89.43 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 2010).

Note 2: In this document, money amounts and percentages have been rounded.
Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is calculated by multiplying the corresponding dollar amount by the conversion rate specified and rounded when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated on a Fund
Business Day after the application for purchase is
received by the Fund.
Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

5.	SALES CHARGE:	Sales charge (in Japan) is 3.4125% (3.25% after
deduction of tax) of the Subscription Amount.

6.	MINIMUM AMOUNT OR	Shares may be purchased in a minimum amount of 100
	NUMBER OF SHARES	shares and in integral multiples of 10 shares.
FOR SUBSCRIPTION:

7.	PERIOD OF SUBSCRIPTION:	From:	May 11, 2010 (Tuesday)
		To:	May 10, 2011 (Tuesday)
Provided that the subscription is handled only on a Fund
Business Day and a business day when financial
institutions are open for business in Japan.

8.	PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(hereinafter referred to as "MUMS" or the "Distributor")
4-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo
Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.
Mitsubishi UFJ Securities Co, Ltd. changed its trade name to "Mitsubishi UFJ Morgan
Stanley Securities Co., Ltd." on May 1, 2010.

9.	DATE AND PLACE	Investors shall pay the Issue Price and Sales Charge to
	OF PAYMENT:	MUMS within 4 business days in Japan from the day
when MUMS confirms the execution of the order (the
"Trade Day").

The total issue price will be transferred by MUMS to the

account of the Fund at Putnam Retail Management

Limited Partnership (hereinafter referred to as the

1

"Underwriter"), within 4 Fund Business Days (hereinafter
referred to as "Payment Date") from (and including) the Application Day.

10. PLACE OF PAYMENT:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

11. MATTERS CONCERNING THE TRANSFER AGENCY: Not applicable.

12. MISCELLANEOUS:

(1) DEPOSIT FOR SUBSCRIPTION:

None.

(2) OUTLINE OF UNDERWRITING, ETC.

a. MUMS has entered into an agreement dated 10th September, 1996 with the Underwriter in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.

b. During the offering period, MUMS will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributors or sales and repurchase handling companies (together with MUMS, hereinafter referred to as the "Sales Handling Companies") to the Fund.

Note: The "Sales Handling Company" shall mean a financial instruments firm and/or registration agent financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investors' applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

c. The Fund has appointed MUMS as the Agent Company in Japan.

Note: The "Agent Company" shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and the Sales Handling Companies rendering such other services.

(3) Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Sales Handling Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with the Underwriter for the Fund by MUMS on the Payment Date.

(4) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund, by showing the Fund’s performance year to year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund's class M shares. Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

Calendar year total returns for Class M shares

Annual total returns for Class M shares at net asset value before sales charges

2

* In the Fund's best calendar quarter during this period (Q2 2009), a $1,000 investment would have grown 18.28% to $1,183.

* In the Fund's worst calendar quarter during this period (Q4 2008), a $1,000 investment would have declined 17.91% to $821.

Average Annual Total Returns after sales charges (for periods ended 12/31/2009)

	Past 1 year	Past 5 years	Past 10 years

Class M (before taxes)	43.40%	5.18%	5.36%

JP Morgan Developed High Yield Index	58.76%	6.44%	6.94%
(no deduction for fees, expenses or taxes)

This table compares the Fund's performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges (see (5) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT below for details). Class M share performance reflects the current maximum initial sales charge of 3.25%. The Fund's performance for portions of the periods benefited from the agreement of Putnam Investment Management, LLC (the "Investment Management Company") to limit the Fund's expenses. The Fund's performance is compared to the JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries.

(5) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

Maximum sales charges and redemption fees (paid directly from an investor's investment)

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from an investor's investment)*

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a	3.25% /
percentage of the offering price)	3.4125%**

Maximum Deferred Sales Charge (Load) (as a percentage of the	NONE***
original purchase price or redemption proceeds, whichever is lower)

Redemption Fee (as a percentage of total redemption proceeds)	1.00%****

* Certain investments in Class M shares may qualify for discounts on applicable sales charges

** The sales charges (3.4125% (3.25% after deduction of tax)) shall be applied in Japan.

*** A deferred sales charge of 0.40% on Class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

**** A 1.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

Total Annual Fund Operating Expenses (expenses an investor pays each year as a percentage of the value of an investor’s investment) All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of Fund assets, are known as the Total Annual Fund

3

Operating Expenses.

The table below shows the Fund's annual operating expenses for the fiscal year ended November 30, 2009 (except as otherwise indicated).

		Distribution &		Acquired Fund	Total Annual
	Manage-	Service (12b-1)	Other	Operating	Fund Operating
	ment Fees	Fees	Expenses	Expenses	Expenses †

Class M	0.57%	0.50%	0.25%	0.01%	1.33%

† Reflects projected expenses under a new management contract effective 1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

(6) HOW DO THESE FEES AND EXPENSES LOOK IN DOLLAR TERMS?

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all their shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. The investor's actual costs may be higher or lower.

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class M	$456	$733	$1,030	$1,874

(7) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

4

PART II. INFORMATION CONCERNING THE FUND

I DESCRIPTION OF THE FUND

1 NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

A. Name of the Fund: Putnam High Yield Advantage Fund (the "Fund")

B. Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

C. Form of the Fund:

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

The Fund is a "diversified" investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

5

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem a shareholder’s shares without the shareholder’s permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

D. Goal of the Fund:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

E. Main Investments:

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

The Investment Management Company may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

F. Main Risks:

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below investment-grade bonds (a significant part of the fund's investments). The Investment Management Company's use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

(2) Structure of the Fund:

7

B. Role of the Investment Management Company and the Related Companies of the Fund and Summary of the agreements, etc.

Name	Role in the management	Summary of the agreements, etc.
of the Fund

Putnam Investment	Investment Management	The Investment Management Company has
Management, LLC	Company	entered into the Management Contract with the
Fund as of January 1, 2010, under which it
provides the Fund with the investment
management services and investment advisory
services in relation to the Fund’s assets.

Putnam Investments	Sub-Investment Management	The Sub-Investment Management Company
Limited	Company	has entered into the Sub-Management
Contract with the Investment Management
Company as of May 15, 2008, under which it
may manage a separate portion of the assets
of the Fund as determined by the Investment
Management Company from time to time, and,
subject to the supervision of the Investment
Management Company, it is responsible for
making investment decisions for the portion of
the assets of the Fund that it manages.

State Street Bank and	Custodian	The Custodian has entered into the Master
Trust Company		Custodian Agreement with the Fund as of
January 1, 2007, which sets out that the
Custodian serves as a custodian of the Fund’s
assets.

	Sub-Accounting Agent	The Sub-Accounting Agent has entered into
the Master Sub-Accounting Services
Agreement dated January 1, 2007 with Putnam
Investment Management, LLC, which sets out
that the Custodian provides certain fund
accounting and recordkeeping services for the
Fund’s assets.

Putnam Investor	Investor Servicing Agent	The Investor Servicing Agent has entered into
Services, Inc.		the Amended and Restated Investor Servicing
Agreement with the Fund as of January 1,
2009, under which the Investor Servicing
Agent provides all services required by the
Fund in connection with the establishment,
maintenance and recording of shareholder
accounts, including without limitation all related
tax and other reporting requirements, and the
implementation of investment and redemption
arrangements offered in connection with the
sale of the Fund’s shares.

Putnam Retail	Principal Underwriter	The Principal Underwriter has entered into the
Management Limited		Distributor’s Contract with the Fund as of
Partnership		August 3, 2007, under which the Principal
Underwriter has the right, as principal, to sell
shares of the Fund and acts as agent for the
Fund in connection with the repurchase of
shares by the Fund.

8

Mitsubishi UFJ Morgan	Distributor in Japan	The Distributor in Japan has entered into the
Stanley Securities Co.,		Japan Dealer Sales Contract with the Principal
Ltd.		Underwriter in respect of Class M Shares of
the Fund as of September 10, 1996, under
which it forwards sales and repurchase orders
in Japan to the Principal Underwriter.

	Agent Company	The Agent Company has entered into the
Agent Company Agreement with the Fund in
respect of Class M Shares of the Fund as of
August 23, 1996, under which it distributes
prospectuses, makes public in Japan the daily
net asset value per share of the Fund, and
distributes any documents required to be
prepared in accordance with the applicable
laws and regulations of Japan.

B. The Trustees

The Fund’s Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment manager, to the extent provided therein (iv) with respect to certain termination of the Trust, to the extent provided therein (v) with respect to any amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

9

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Trustees or when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

10

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Changes of Trustees and Officers:

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust:

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision.

C. Putnam Investment Management, LLC (Investment Management Company)

(a) Law of Place of Incorporation

Putnam Investment Management, LLC (the “Investment Management Company”) is a limited liability company organized under the laws of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Under the Advisers Act, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Advisers Act generally may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the "SEC").

(b) Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Advisers Act.

(c) Purpose of the Company

11

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(d) History of the Investment Management Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $62.5 billion in aggregate net asset value in nearly 6 million shareholder accounts as of the end of February, 2010. An affiliate of the Investment Management Company, The Putnam Advisory Company LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services Inc., provides shareholder services to the Putnam funds. Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over $114 billion as of the end of February, 2010.

Putnam Investment Management, LLC, Putnam Investments Limited, Putnam Retail Management, Limited Partnership and Putnam Investor Services, Inc. are wholly owned, indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109. Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

(e) Amount of Members' Equity (as of the end of February, 2010)

(i) Members' Equity: $30,466,974*

* Members' equity includes Parent Company Relationship as a component of equity, consistent with the presentation of the audited financial statements.

(ii) Number of authorized shares of capital stock:

12

Not applicable.

(iii) Number of outstanding shares of capital stock:

Not applicable.

(iv) Amount of Members' Equity (for the past five years):

Year	Amount of Members' Equity

End of 2005	$73,231,356

End of 2006	$70,594,104

End of 2007	$117,226,875

End of 2008	$58,526,939

End of 2009	$69,079,977

(f) Structure of the Management of the Investment Management Company

The Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam Investments, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

Each Fund managed by the Investment Management Company is managed by one or more teams of portfolio managers. These teams, in coordination with analysts who research specific securities, and other members of the relevant investment group, provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

(g) Information concerning Major Shareholders

As of the end of February, 2010, all of the outstanding interests in the Investment Management Company were owned by Putnam Investments, LLC, located at One Post Office Square, Boston, Massachusetts 02109.

13

2 INVESTMENT POLICY

(1) Basic Policy for Investment:

It is important to keep in mind that risk and reward generally go hand-in-hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in lower-rated bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

(2) Objectives of Investment:

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment-grade.

(3) Structure of the Management of the Fund:

THE FUND’S TRUSTEES

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the Fund or affiliated with the Investment Management Company).

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

Contacting the Fund’s Trustees
Address correspondence to:
The Putnam Fund Trustees
One Post Office Square
Boston, MA 02109

THE FUND’S INVESTMENT MANAGER

The Trustees have retained the Investment Management Company to be the Fund’s investment manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. The basis for the Trustees' approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated November 30, 2009. The Investment Management Company’s address is One Post Office Square, Boston, MA 02109.

14

The Investment Management Company has retained its affiliate, Putnam Investments Limited (the "Sub-Investment Management Company"), to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Investment Management Company's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Portfolio Managers. The Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The names of all team members can be found at putnam.com/individual.

The team members identified as the Fund's Portfolio Managers coordinate the team's efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

Portfolio	Joined Fund	Employer	Positions Over Past Five
Managers			Years

Paul Scanlon	2002	Investment Management	Team Leader, US Fixed-
		Company	Income High Yield Team
		1999-Present	Previously, Portfolio Manager

Norman Boucher	2005	Investment Management	Portfolio Manager
		Company
		1998-Present

Robert Salvin	2005	Investment Management	Portfolio Manager
		Company
		2000-Present

Compensation of portfolio managers. The Investment Management Company’s goal for its products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For the Fund, the peer group the Investment Management Company compares Fund performance against is the Lipper High Current Yield Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the Fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in the Investment Management Company's discretion. Incentive

15

compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares
owned
Paul Scanlon	$1-$10,000
Norman Boucher	$10,000-$50,000
Robert Salvin	$1-$10,000

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, a fixed income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

Fixed Income

Liquid Markets	High Grade Corporates	High Yield Corporates	Global Term Structure
(MBS/Government/Interest Rate	and Emerging Markets		and Currency
Derivatives)

Structured Credit	Tax Exempt	Portfolio Construction	Investment Product
(ABS/CMBS/CDOs)			Management

Quantitative Research

Macroeconomic Research

(b) Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach is intended to ensure that the Team's investment process

16

does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, this approach seeks to provide the Team with the flexibility to isolate only the most attractive sources of excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and, in particular, understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Team believes that exploitable inefficiencies exist in all areas of the fixed income markets and looks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Team believes that it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Team believes that identification of inefficiencies is difficult, takes discipline, and can never be guaranteed in an individual case. The Team believes that diversification will provide it with consistent returns where its skill is applied; it believes a disciplined approach will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Team's analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Team's investment philosophy is that it uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, the Team is agnostic in its approach to investing and not overly reliant on one source of alpha. In support of this approach, the Team has built strong sub-teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Team's portfolios are constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Team believes that it is positioned to take advantage of whatever opportunity the market presents, and to adjust its alpha sources accordingly.

Investment Process

The Team thinks of structured securities as being arrayed along a continuum representing pure interest rate or prepayment risk (agency market) at one extreme and pure credit risk (non-agency market) at the other. The Putnam High Yield Advantage Fund seeks to outperform its benchmark, the JPMorgan Developed High Yield Index, through strategies that target prepayment risk across the below spectrum.

Due to the option-related valuations and extensive structuring of cash flows within the mortgage sectors, sophisticated models and quantitative techniques are essential for relative value and risk measurement. The Team has found that there is generally an over-reliance on industry standard pricing models, which are applied without sufficient understanding of the underlying model assumptions or sufficient scrutiny of the validity of the underlying data used. Because of this the Team believes that there is systematic mis-valuation of many of these securities. The Team believes that its depth, strength and specialist focus, along with its intelligent use of our proprietary valuation models, give it a competitive advantage in this sector.

(c) Management of Fund Business

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team executes performance measurement of the Fund, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

18

Independently from the Investment Division, the Investment Management Company has established an independent Risk and Portfolio Analysis Group which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam’s investment activities. This group works closely with the Investment Division, but is part of the Administrative Division and reports to the Investment Management Company's Chief Administrative Officer. This organizational structure facilitates an independent assessment of the risk issues as they arise.

Internal and External Inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (the Investor Servicing Agent, the Custodian and Sub-Accounting Agent and the Principal Underwriter) as described in “1. Nature of the Fund, (2) Structure of the Fund” above are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

19

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will normally be made around the end of each month by the Distributor or the Sales Handling Companies.

(5) Restrictions on Investment:

Except for the restrictions designated as fundamental below, the investment restrictions described in this document are not fundamental restrictions. The Trustees may change any non-fundamental restrictions without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

A. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

B. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

C. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

D. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

E. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

F. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

G. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

H. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

I. Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

20

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

The Fund has undertaken to the Japanese Securities Dealers Association, so long as shares of the Fund are being offered for sale by the Fund in Japan, that the Fund will not:

A. invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

B. borrow money in excess of 10% of the value of its total assets;

C. make short sales of securities in excess of the Fund’s net asset value; and

D. together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not

21

associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3 INVESTMENT RISKS

The Investment Management Company pursues the Fund’s goal by investing mainly in lower-rated bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company may invest up to 15% of the Fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company will not necessarily sell an investment if its rating is reduced after the Investment Management Company buys it.

22

Investments rated below BBB or its equivalent are below investment-grade This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values the Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Investment Management Company to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund’s investment objective may depend more on the Investment Management Company’s own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. The Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Non-U.S. investments:

The Investment Management Company may invest in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives:

The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short"

23

derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Illiquid investments:

The Investment Management Company may invest up to 15% of the Fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law. The Investment Management Company may not be able to sell the Fund’s illiquid investments when the Investment Management Company considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their market value.

Other investments:

In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan its portfolio securities to earn additional income.

Alternative strategies:

Under normal market conditions, the Investment Management Company keeps the Fund’s portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund's assets using alternative strategies that are mainly designed to limit losses. However, the

24

Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies:

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Management structure for the risks:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by an Investment Committee at the Investment Management Company - to actively manage those risks.

Policy on excessive short-term trading (For U.S. Investors):

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange (“NYSE”), the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities, such as stocks of smaller issuers.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees on U.S.

25

investors (though not currently on investors in Japan) and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Short-term trading fee. The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 90 days or less (including if investors purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by the Principal Underwriter and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

Account Monitoring. The Compliance Department of the Investment Management Company currently uses multiple reporting tools to monitor activity in retail customer accounts for which the Investor Servicing Agent maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

Account Restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially

26

harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

4 HANDLING FEES, ETC. AND TAXES

(1) Sales Charge:

The sales charge in Japan is 3.25% (3.4125% inclusive of 5% Japanese consumption tax) of the subscription amount. Please refer to "Part III. DETAILED INFORMATION CONCERNING THE FUND, II. Procedures, etc., 1. Procedures for Sales of Shares, Etc." hereof.

(2) Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to "Part II. INFORMATION CONCERNING THE FUND, II. Procedures, etc., 2. Procedures for Repurchase of Shares, Etc." hereof.

27

(3) Management Fee, etc.: A. Management Fees:

Under a new Management Contract approved by shareholders and effective January 1, 2010, the Fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double-counting” of such net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and

0.485% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.70% of the first $500 million of average net assets;

0.60% of the next $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $5 billion of average net assets;

0.475% of the next $5 billion of average net assets;

0.455% of the next $5 billion of average net assets;

0.44% of the next $5 billion of average net assets; and

0.43% of any excess thereafter.

The Fund paid the Investment Management Company a management fee (after applicable waivers) of 0.59% of average net assets for the Fund's last fiscal year ended November 30, 2009.

28

Pursuant to the terms of the Sub-Management Agreement between the Investment Management Company and Putnam Investments Limited as the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the Fund, if any, managed by the Sub-Investment Management Company from time to time.

For the past three fiscal years, pursuant to the management contract, the Fund incurred the following fees:

		Amount of	Amount management fee
Fiscal year	Management fee	management	would have been without
	paid	fee waived	expense waivers

2009	$ 3,587,564	$ 575,181	$ 4,162,745

2008	$ 4,339,553	$ 144,444	$ 4,483,997

2007	$ 5,056,826	$ 27,504	$ 5,084,330

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in "Lipper category expense limitation" and in “Fund-specific expense limitation” below.

Lipper category expense limitation. Prior to August 1, 2009, the Investment Management Company waived fees (and, to the extent necessary, bore other expenses of the Fund) to ensure that the Fund paid total Fund operating expenses at an annual rate that did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund (expressed in each case as a percentage of average net assets). Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to certain funds with a new expense limitation arrangement, the details of which are discussed below under “General expense limitation”.

General expense limitation. For all funds, effective August 1, 2009 through July 31, 2010, the Investment Management Company will reimburse expenses of the Fund to the extent necessary to limit the cumulative expenses of the Fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the Fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the Fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the Fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable).

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement under which the Investment Management Company will waive management fees of the Fund to the extent that the management fee would otherwise exceed 0.600% of the Fund’s average net assets.

B. Custodian Fees and Charges of the Investor Servicing Agent:

29

The Fund has retained State Street Bank and Trust Company (“State Street”), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its Custodian. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositories, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it.

State Street shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian. The Fund pays State Street an annual fee based on the Fund’s assets held with State Street and on securities transactions processed by State Street and reimburses them for certain out-of-pocket expenses. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

The Fund will pay to the Fund’s Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

During the fiscal year ended on November 30, 2009, the Fund incurred $1,162,693 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company, and $25,849 in fees and out-of-pocket expenses for custody services provided by State Street.

C. Fee under Class M Distribution Plan:

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor's investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate MUMS and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, the Principal Underwriter makes quarterly payments to MUMS and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record. The Principal Underwriter makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

30

The Principal Underwriter also pays to MUMS and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to MUMS and other dealers equals 0.40% of such average net asset value. The Principal Underwriter makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 2009, the Fund paid fees under the Fund's distribution plan of $849,834 to the Principal Underwriter for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustee’s fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its distribution plans (which in turn are allocated to the relevant Class of shares).

Portfolio turnover. The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 59%.

Portfolio holdings. For more specific information on the Fund's portfolio, an investor may visit the Putnam Investments website, www.putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the U.S. Securities and Exchange Commission (“SEC”) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam funds as of December 31, 2009:

	Dollar range of Putnam High	Aggregate dollar range of shares
Name of Trustee	Yield Advantage Fund shares	held in all of the Putnam funds
	owned	overseen by Trustee

Ravi Akhoury	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

31

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$10,001-$50,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$50,001-$100,000	over $100,000

George Putnam, III	$10,001-$50,000	over $100,000

W. Thomas Stephens (1)	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

Robert L. Reynolds (2)	$1-$10,000	over $100,000

(1) Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was reelected to the Board of Trustees on May 14, 2009.

(2) Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and the President of the Fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	10
Brokerage Committee	7
Communications, Service and Marketing Committee	4
Contract Committee	15
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E *	6
Investment Oversight Coordinating Committee	10

32

Pricing Committee	10

* This committee was formed in May 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for the fiscal year ended on November 30, 2009, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

			Estimated
Trustees/Year		Pension or	annual
		retirement	benefits from	Total
	Aggregate	benefits accrued	all Putnam	from all
	compensation	as part of Fund	funds upon	Putnam
	from the Fund	expenses	retirement(1)	funds(2)

Ravi Akhoury/2009 (5)	$2,585	N/A	N/A	$259,167

Jameson A. Baxter/1994(3)	$3,225	$467	$110,500	$295,000

Charles B. Curtis/2001	$3,116	$343	$113,900	$285,000

Robert J.Darretta/2007	$3,170	N/A	N/A	$290,000

Myra R. Drucker/2004(3)	$3,225	N/A	N/A	$295,000

Charles E. Haldeman Jr./2004(7)	N/A	N/A	N/A	N/A

John A. Hill/1985(3)(4)	$3,713	$778	$161,700	$374,376

Paul L. Joskow/1997(3)	$3,171	$306	$113,400	$295,000

Elizabeth T. Kennan/1992(3)	$3,225	$651	$108,000	$295,000

Kenneth R. Leibler/2006	$3,225	N/A	N/A	$295,000

Robert E. Patterson/1984	$3,225	$426	$106,500	$295,000

George Putnam, III/1984	$3,225	$367	$130,300	$295,000

Robert L. Reynolds/2008	N/A	N/A	N/A	N/A

W. Thomas Stephens/1997 (6)	$1,221	$587	$107,100	$139,167

Richard B. Worley/2004	$3,225	N/A	N/A	$285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2009, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $13,695; Ms. Drucker - $3,723; Mr. Hill - $48,425; Dr. Joskow - $12,143; and Dr. Kennan - $1,579.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

33

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund’s portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. As a matter of policy, the Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. During fiscal 2007, 2008 and 2009, the Fund paid $41, $3,219 and $0 in brokerage commissions, respectively. The following table shows transactions placed with brokers and dealers during the fiscal year ended November 30, 2009 to recognize research services received by the Investment Management Company and its affiliates:

Dollar value of these transactions	Percentage	Amount of commissions
	of total transactions

$0	0%	$0

For the fiscal year ended on November 30, 2009, the Fund paid $2,553,659 in other expenses, excluding management fees, investor servicing agent expenses and custodian expenses, but including the payments under its distribution plan, etc.

Administrative expense reimbursement

The Fund reimbursed the Investment Management Company for administrative services during the fiscal year ended on November 30, 2009, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total reimbursement
Total reimbursement	for compensation and contributions

$32,595	$27,908

(5) Tax Treatment of Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

34

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain cases, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated "capital gain dividends," "interest-related dividends," and "short-term capital gain dividends" (as such terms are defined under the United States Internal Revenue Code of 1986, as amended the "Code") will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests." Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan. (6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

35

5 STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1) Diversification of Investment Portfolio:

		(As of the end of the end of February, 2010)
		Total	Investment Ratio
Types of Assets	Name of Country	U.S. Dollars	(%)

Corporate Bonds
	United States	591,411,832	76.53
	Canada	19,937,587	2.58
	Bermuda	12,455,919	1.61
	United Kingdom	8,222,362	1.06
	Netherlands	7,071,203	0.92
	France	6,744,387	0.87
	Ireland	4,881,604	0.63
	Luxembourg	3,085,613	0.40
	Jamaica	3,029,325	0.39
	Austria	2,962,432	0.38
	Australia	2,876,700	0.37
	Germany	1,103,619	0.14
	Norway	1,060,781	0.14
	Cayman Islands	971,119	0.13
	Denmark	486,850	0.06

Sub-total		666,301,333	86.22

Senior Loans
	United States	49,470,322	6.40
	Canada	460,328	0.06

Sub-total		49,930,650	6.46

Convertible Bonds
	United States	21,591,226	2.79
	Luxembourg	889,700	0.12

Sub-total		22,480,926	2.91

Short-term	United States	20,599,100	2.67

Asset Backed
	Cayman Islands	3,122,240	0.40

Sub-total		3,122,240	0.40

Foreign Government Bonds			0.00
	Argentina	828,000	0.11

Sub-total		828,000	0.11

Collateralized mortgage obligations			0.00
	United States	84,867	0.01

Sub-total		84,867	0.01

Cash, Deposit and Other
Assets (After deduction of		9,408,424	1.22
liabilities)

Total		772,755,540	100.00
(Net Asset Value)	JPY	(JPY69,108 million)

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

36

(2) Portfolio of Investments

A. Principal Holdings

In the Japanese version, the table of the Top 30 holdings of the Fund as of the end of February, 2010 is incorporated herein. [Please refer to the EXCEL file.]

B. Investment Property

Not applicable (as of the end of February, 2010).

C. Other Principal Investments

Not applicable (as of the end of February, 2010).

(3) Results of Past Operations:

A. Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month from December 2008 to February 2010 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar	Yen

6th Fiscal Year (November 30, 2000)	534,387	47,790	6.29	563

7th Fiscal Year (November 30, 2001)	693,973	60,062	5.85	523

8th Fiscal Year (November 30, 2002)	534,636	47,812	5.18	463

9th Fiscal Year (November 30, 2003)	638,046	57,060	5.89	527

10th Fiscal Year (November 30, 2004)	573,455	51,284	6.17	552

11th Fiscal Year (November 30, 2005)	430,521	38,501	5.98	535

12th Fiscal Year (November 30, 2006)	349,881	31,290	6.23	557

13th Fiscal Year (November 30, 2007)	275,959	24,679	6.05	541

14th Fiscal Year (November 30, 2008)	155,249	13,884	4.05	362

15th Fiscal Year (November 30, 2009)	178,550	15,968	5.57	498

2008 End of December	158,695	14,192	4.17	373

2009 End of January	165,408	14,792	4.38	392

February	158,004	14,130	4.26	381

March	156,723	14,016	4.31	385

April	167,818	15,008	4.68	419

May	173,087	15,479	4.88	436

June	174,450	15,601	4.99	446

July	179,707	16,071	5.24	469

August	176,982	15,828	5.27	471

September	181,559	16,237	5.48	491

October	179,769	16,077	5.53	495

November	178,550	15,968	5.57	498

December	180,227	16,118	5.69	509

2010 End of January	177,066	15,835	5.70	509

February	174,446	15,601	5.67	507

37

B. Record of Distributions Paid (Class M Shares):

	Period	Amount of Dividend paid per Share

6th Fiscal Year	(12/1/99 - 11/30/00)	$0.81	(¥72)

7th Fiscal Year	(12/1/00 - 11/30/01)	$0.73	(¥65)

8th Fiscal Year	(12/1/01 - 11/30/02)	$0.60	(¥54)

9th Fiscal Year	(12/1/02 - 11/30/03)	$0.49	(¥44)

10th Fiscal Year	(12/1/03 - 11/30/04)	$0.43	(¥38)

11th Fiscal Year	(12/1/04 - 11/30/05)	$0.40	(¥36)

12th Fiscal Year	(12/1/05 - 11/30/06)	$0.41	(¥37)

13th Fiscal Year	(12/1/06 - 11/30/07)	$0.43	(¥38)

14th Fiscal Year	(12/1/07 - 11/30/08)	$0.44	(¥39)

15th Fiscal Year	(12/1/08 - 11/30/09)	$0.43	(¥38)

Record of distributions paid from March 2007 to February 2010 and Net Asset Value per share as of each ex-dividend date are as follows:

38

	Dividend		NAV per share
Ex-Dividend
Date	Dollar	Yen	Dollar	Yen

16-Mar-07	0.033	2.95	6.34	567

17-Apr-07	0.033	2.95	6.36	569

17-May-07	0.033	2.95	6.39	571

19-Jun-07	0.033	2.95	6.32	565

24-Jul-07	0.032	2.86	6.11	546

21-Aug-07	0.033	2.95	6.03	539

19-Sep-07	0.033	2.95	6.15	550

19-Oct-07	0.034	3.04	6.18	553

19-Nov-07	0.034	3.04	6.02	538

19-Dec-07	0.066	5.90	5.98	535

18-Jan-08	0.034	3.04	5.82	520

19-Feb-08	0.034	3.04	5.72	512

18-Mar-08	0.034	3.04	5.66	506

21-Apr-08	0.034	3.04	5.85	523

20-May-08	0.034	3.04	5.94	531

19-Jun-08	0.034	3.04	5.85	523

21-Jul-08	0.034	3.04	5.67	507

19-Aug-08	0.034	3.04	5.63	503

19-Sep-08	0.034	3.04	5.50	492

21-Oct-08	0.034	3.04	4.50	402

19-Nov-08	0.034	3.04	4.17	373

19-Dec-08	0.054	4.83	3.96	354

20-Jan-09	0.034	3.04	4.33	387

19-Feb-09	0.034	3.04	4.35	389

19-Mar-09	0.034	3.04	4.21	377

21-Apr-09	0.034	3.04	4.53	405

19-May-09	0.034	3.04	4.77	427

19-Jun-09	0.034	3.04	4.97	444

21-Jul-09	0.034	3.04	5.08	454

19-Aug-09	0.034	3.04	5.22	467

21-Sep-09	0.034	3.04	5.44	486

20-Oct-09	0.034	3.04	5.53	495

19-Nov-09	0.034	3.04	5.55	496

21-Dec-09	0.034	3.04	5.66	506

19-Jan-10	0.034	3.04	5.74	513

19-Feb-10	0.034	3.04	5.64	504

39

C. Record of Return Rates (Class M Shares):

Yield on investment		% (Note)

FYE 2000	(12/1/99 – 11/30/00)	-8.92%

FYE 2001	(12/1/00 – 11/30/01)	4.58%

FYE 2002	(12/1/01 – 11/30/02)	-1.15%

FYE 2003	(12/1/02 – 11/30/03)	24.32%

FYE 2004	(12/1/03 – 11/30/04)	12.47%

FYE 2005	(12/1/04 – 11/30/05)	3.46%

FYE 2006	(12/1/05 – 11/30/06)	11.47%

FYE 2007	(12/1/06 – 11/30/07)	4.11%

FYE 2008	(12/1/07 – 11/30/08)	- 27.50%

FYE 2009	(12/1/08 – 11/30/09)	50.52%

Note: Calculation of the yield on investment (including dividend) (the overall yield on investment):

“NAV at beginning of term” means the net asset value per unit calculated at the beginning of the yield calculation period.

“NAV at term end” means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend date of the relevant distribution plus 1.

6. OUTLINE OF PROCEDURES, ETC.

[To be inserted the summary for Part III. "II. PROCEDURES, ETC."]

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

[To be inserted the summary for Part III. "III. ADMINISTRATION AND MANAGEMENT"]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

[To be inserted the summary for Part III., "IV. FINANCIAL CONDITIONS OF THE FUND" ("1. Statement of Operations (Balance Sheet)" and "2. Statement of Asset and Liabilities").]

III SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, Massachusetts 02109, U.S.A.

40

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. Shareholders' Meeting:

There are no annual shareholders' meetings. Shareholder meetings will be held at least every five years. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act").

3. Miscellaneous:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND

The Items of DETAILED INFORMATION CONCERNING THE FUND are as follows:

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1. History of the Fund

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3. Outline of the Supervisory Authority

II. PROCEDURES, ETC.

1. Subscription Procedures

2. Repurchase Procedures

III. ADMINISTRATION AND MANAGEMENT

1. Outline of Management of Assets, Etc.

(1) Valuation of Assets

(2) Custody of Shares

(3) Duration Period

(4) Accounting Period

(5) Miscellaneous

2. Outline of Disclosure System

3. Rights By Shareholders, Etc.

(1) Rights By Shareholders, Etc.

(2) Foreign Exchange Control in the United States

(3) Agent in Japan

(4) Jurisdiction

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements

2. Conditions of the Fund

V. RECORD OF SALES AND REPURCHASES

41

PART III DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1 History of the Fund:

January 13, 1986: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

May 5, 1994: Adoption of the Amended and Restated Agreement and Declaration of Trust.

2 Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and other federal and state securities laws. The Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933:

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

42

D. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The U.S. Internal Revenue Code of 1986:

The Fund intends to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

3 Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II PROCEDURES, ETC.

1 Procedures for Sales of Shares, Etc.:

A. Sales in the United States

Investors residing in the United States can open a Fund account and purchase the Fund’s shares by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investor Services, Inc.

P.O. Box 8383

Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments

43

weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the net asset value ("NAV") plus any applicable sales charge. An investor’s financial representative or the Investor Servicing Agent generally must receive the investor’s completed buy order before the close of regular trading on the NYSE for the investor’s shares to be bought at that day’s offering price.

If investors participate in a retirement plan that offers the Fund, information is available through their employers on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open the Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening the investor's account, the Fund reserves the right to close such account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for the Fund shares, previously issued share certificates remain valid.

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

- Through a financial representative.

The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for his or her services.

- Through Putnam’s Systematic Investing Program.

Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account.

- Via the Internet or phone.

If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, they can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

- By mail.

44

Investors may also request a book of investment stubs for their accounts. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

- By wire transfer.

Investors may buy Fund shares by bank wire transfer of same-day funds. Investors would call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investor's bank may charge them for wiring same-day funds. Although the Fund’s designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. Investors cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.25% (sales charges will differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than Class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to Class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class M shares, is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

45

Initial sales charges for Class M shares*

	Class M sales charge as a
	percentage of**:

Amount of purchase at offering price($)	Net amount	Offering
	invested	price***

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	NONE	NONE

* Sales charges will differ for shares purchased in Japan.

** Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

*** Offering price includes sales charge.

A deferred sales charge of 0.40% may apply to Class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

The Principal Underwriter received $3,226, $2,131 and $7,984 in sales charges for Class M shares for fiscal years 2007, 2008 and 2009, respectively, of which it retained $244, $181 and $709, respectively, after dealer concessions.

Reducing the Class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

• Right of Accumulation. Investors can add the amount of their current purchases of Class A or Class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor's existing accounts and any linked accounts, the Fund will use the higher of (a) current maximum public offering price of those shares or (b) the initial value of the total purchase of those shares or, for shares held on December 31, 2007, the market value of those shares at maximum

46

public offering price on that date (less the value of shares redeemed on the applicable redemption date).

• Statement of Intention. A statement of intention is a document in which investors agree to make purchases of Class A or Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representatives may ask for records or other information about other shares held in an investor's accounts and linked accounts, including accounts opened with a different financial representatives. Restrictions may apply to certain accounts and transactions.

Distribution (12b-1) plan

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s 12b-1 plans provide for payments at an annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor’s investment.

Distribution fees

During fiscal 2009, the Fund paid the following 12b-1 fees to the Principal Underwriter:

47

Class M:	$849,834

Payments to dealers

If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam's retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers rules (as adopted by the U.S. Financial Industry Regulatory Authority) and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund’s transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the

48

total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

Dealers may charge investors fees or commissions in addition to those disclosed herein. Investors can also ask their dealer about any payments it receives from the Principal Underwriter and its affiliates and any services the dealer provides, as well as about fees and/or commissions it charges.

B. Sales in Japan

The Fund closed to new record shareholders on December 5, 1997, but was reopened on January 25, 2007. (Investors in Japan who purchase shares from MUMS that are held of record under the name of MUMS were not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan was limited.

In Japan, shares of the Fund are offered on any Fund Business Day during the Subscription Period mentioned in "7. Period for Subscription” of “Part I INFORMATION CONCERNING SECURITIES" of the securities registration statement of the Fund pursuant to the terms set forth in "Part I. INFORMATION CONCERNING SECURITIES" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors the Agreement of Foreign Securities Transactions Account and other prescribed agreements (the “Account Agreement”) and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the NAV per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.25% (3.4125% inclusive of 5% Japanese consumption tax) of the amount of subscription, shall be paid to and retained by MUMS on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, the Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association (the “JSDA”) cannot continue to sell Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the JSDA.

49

2 Procedures for Repurchase of Shares, Etc.:

A. Repurchase or exchange of Shares in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If investors exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When investors redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when investors originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which investors have exchanged their shares that would result in their paying the highest deferred sales charge applicable to their class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging Shares through an investor's financial representative:

An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

Selling or exchanging Shares directly with the Fund:

The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee.

- By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If investors have certificates for the shares investors want to sell or exchange, investors must return them unendorsed with their letter of instruction.

- By telephone

Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there

50

are certificates for investors’ shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

- Via the Internet

Investors may also exchange shares via the Internet at putnam.com/individual.

Shares held through an investor’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors should consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. More information concerning Putnam’s signature guarantee and documentation requirements is available through the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds.

Payment Information

The Fund generally sends investors payment for their shares the business day after their request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without their permission and send them the proceeds after providing the investor with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

B. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is also a business day of financial

51

institutions in Japan. Repurchase requests may be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next NAV calculated after the Fund receives the repurchase request from MUMS. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

C. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

III MANAGEMENT AND ADMINISTRATION

1 Outline of Management of Assets, etc.:

(1) Valuation of assets:

The price of the Fund’s shares is based on its net asset value (“NAV”). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. The Fund determines the NAV per share once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. New York time.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security's fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because non-U.S. markets may be

52

open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's non-U.S. fixed-income investments occur between the close of non-U.S. markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ from recent market prices for the investment.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the NYSE. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

53

(2) Custody of Shares:

The custody of the share certificates (if issued) sold to Japanese shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUMS.

The foregoing does not apply to cases in which Japanese shareholders keep Shares in custody at their own risk.

(3) Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year, and the accounts will be closed each year on November 30th.

(5) Miscellaneous:

A. Liquidation

The Trust may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Authorized Shares

There is no prescribed authorized number of shares, and shares may be issued from time to time.

C. Procedures Relating to the Changes to the Agreement and Declaration of Trust and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

54

(b) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract:

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the Shareholders by the affirmative vote of a majority of the outstanding Shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding Shares of the Fund.

(d) Master Custodian Agreement:

The Master Custodian Agreement with State Street became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other party of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

(e) Sub-Management Contract:

The sub-management contract may be terminated without penalty by vote of the Trustees or the Shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on thirty (30) days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the Shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the

55

Investment Management Company or the Fund. In each of the foregoing cases, the vote of the Shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(f) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(g) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement dated January 1, 2007 will remain in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other party of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

(h) Distributor’s Contract

The Distributor’s Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor’s Contract shall remain in full force and effect continuously (unless terminated automatically as set forth above) until terminated:

(i) Either by the Fund or Putnam by not more than sixty (60) days' nor less than ten (10) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) If the continuance of such Contract after January 31, 1995 is not specifically approved at least annually by the Trustees of the Fund or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

(i) Agent Company Agreement

56

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, subject to the appointment of a successor agent company for the Fund in Japan insofar as such appointment is required in Japan.

(j) Japan Dealer Sales Contract

Either party may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions, such termination to become effective on the date such notice of termination is mailed to the other party.

D. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

2 Outline of Disclosure System:

Disclosure in U.S.A.:

A. Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

Disclosure in Japan:

A. Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

The Distributor or the Sales Handling Companies in Japan shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements of the Fund (the “Delivery Prospectus”). They shall also deliver to the investors prospectuses the contents of which are substantially identical to Part III of the securities registration statements upon the request of the investors (the “Requested Prospectus”). For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local

57

Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects concerning the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

(b) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

B. Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is material, or if they intend to merge the Fund with other trust(s) or fund(s), they must notify the Japanese Shareholders known to the Distributor or the Sales Handling Companies of the contents of and reasons, etc. for such change or merger in writing no later than 2 weeks prior to such change or merger.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in A.(b) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

3 Information Concerning the Rights of Shareholders, Etc.

(1) Rights of Shareholders, Etc.:

Shareholders must register their Shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered in their own name. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their

58

rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

A. Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting every five years.

B. Repurchase rights

Shareholders are entitled to request repurchase of Shares at their net asset value at any time.

C. Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash. If investors choose to receive distributions in cash, but correspondence from the Fund or the Investor Servicing Agent is returned as "undeliverable," the distribution options on an investor's account may be converted to reinvest future distributions in the Fund. Investors will not receive interest on uncashed distribution checks.

D. Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

E. Right to inspect organizational documents, accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders’ meeting.

F. Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

59

G. Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

A. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

B. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who is responsible as well as for the continuous disclosure is the following person:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222 Japan

(4) Jurisdiction:

The Fund acknowledges that the following court has jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

60

Enforcement proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

61

IV FINANCIAL CONDITIONS OF THE FUND

(a) The Japanese translation of the Fund’s financial statements has been prepared pursuant to the proviso to Article 127, Paragraph 5 of the “Regulation Concerning the Terminology, Forms and Preparation Methods of Financial Statements, etc.”, based on the “Ordinance of the Cabinet Office Relating to Disclosure of Specified Securities.”

The financial statements have been audited by KPMG LLP, the Fund’s independent registered public accounting firm in the United States.

(b) The original financial statements of the Fund are presented in US dollars. The amounts in Japanese yen included in the Japanese translations of the financial statements are translated at the exchange rate of US$1.00 = JPY89.43, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 2010. Fractions are rounded to one thousand yen.

1 FINANCIAL STATEMENTS

The following financial documents are included in the Japanese version, but are omitted here.

- Report of independent registered public accounting firm, Year ended November 30, 2009

- Report of independent registered public accounting firm, Year ended November 30, 2008

- Statement of assets and liabilities, Year ended November 30, 2009

- Statement of operations, Year ended November 30, 2009

- Statement of changes in net assets, Year ended November 30, 2009

- Financial highlights (For a share outstanding throughout the period)

- Notes to financial statements, Year ended November 30, 2009

- The Fund’s Portfolio, Year ended November 30, 2009

- Statement of assets and liabilities, Year ended November 30, 2008

- Statement of operations, Year ended November 30, 2008

- Statement of changes in net assets, Year ended November 30, 2008

- Financial highlights (For a share outstanding throughout the period)

- Notes to financial statements, Year ended November 30, 2008

62

2 CONDITION OF THE FUND

Statement of Net Assets

			(As of the end of February, 2010)

		$	Yen

			(in thousands,
			except d. and e.)

a. Total Assets		802,193,788	71,740,190

b. Total Liabilities		29,438,248	2,632,663

c. Total Net Assets
(a-b)		772,755,540	69,107,528

d. Total Number of Shares		Class A	89,447,435	shares
Outstanding		Class B	1,543,665	shares
		Class C	1,630,432	shares
		Class M	30,780,486	shares
		Class R	1,066,035	shares
		Class Y	11,690,799	shares

e. Net Asset Value	Class A	5.66	506	shares * yen
per Share	Class B	5.57	498
	Class C	5.56	497
	Class M	5.67	507
	Class R	5.67	507
	Class Y	5.82	521

63

V Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

	Number of Shares	Number of Shares	Number of Outstanding
	Sold	Repurchased	Shares

6th Fiscal Year	10,745,188	32,988,851	84,929,756
(12/1/99 - 11/30/00)	(9,615,370)	(30,225,615)	(80,495,365)

7th Fiscal Year	53,559,316	19,854,528	118,634,544
(12/1/00 - 11/30/01)	(52,231,150)	(18,115,670)	(114,610,845)

8th Fiscal Year	22,909,642	38,248,542	103,295,644
(12/1/01 - 11/30/02)	(22,323,760)	(136,975,746)	(99,958,859)

9th Fiscal Year	56,510,174	51,535,585	108,270,233
(12/1/02 - 11/30/03)	(56,052,920)	(50,426,284)	(105,585,495)

10th Fiscal Year	18,489,312	33,882,136	92,877,409
(12/1/03 - 11/30/04)	(18,251,910)	(33,121,596)	(90,715,809)

11th Fiscal Year	4,585,587	25,432,861	72,030,135
(12/1/04 - 11/30/05)	(4,467,920)	(24,831,625)	(70,352,104)

12th Fiscal Year	797,032	16,645,915	56,181,252
(12/1/05 - 11/30/06)	(682,810)	(16,302,181)	(54,732,733)

13th Fiscal Year	217,546	10,798,558	45,600,240
(12/1/06 - 11/30/07)	(90,230)	(10,511,718)	(44,311,245)

14th Fiscal Year	1,586,713	8,871,387	38,315,566
(12/1/07 - 11/30/08)	(1,438,310)	(8,581,649)	(37,167,906)

15th Fiscal Year	668,158	6,901,058	32,082,666
(12/1/08 - 11/30/09)	(469,610)	(6,643,117)	(30,994,399)

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

64

PART IV. SPECIAL INFORMATION

I OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1 OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

Please refer to the statement in "Part I. INFORMATION CONCERNING THE FUND, I. Description of the Fund, 1. Nature of the Fund, (2) Structure of the Fund, C. Putnam Investment Management, LLC (Investment Management Company)" above.

2 SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of February, 2010, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of over $62.5 billion):

		Number of	Total Net Asset Value
Name of Country	Principal Characteristics	the Funds	($ million)

U.S.A.	Open-end equity fund	5	US$2,611.28
	Open-end balanced fund	15	US$15,652.69
	Open-end bond fund	35	US$22,362.06
	Closed-end bond fund	49	US$21,866.71

	Total	104	US$62,492.74

3 FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted. In Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

4 RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5 MISCELLANEOUS

(1) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors in accordance with Articles of Organization and By-Laws of the Investment Management Company.

65

(2) Election and Removal of Officers:

Officers are appointed by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by the SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9(b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have will fully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters:

A. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member under Delaware Law.

B. Under the Limited Liability Company Act of State of Delaware, merger or transfer of business requires the consent of the Member.

C. The Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.:

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company's ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Except for the above, nothing which has or which would have a material adverse effect on the Investment Management Company has occurred which is required to be disclosed and has not been disclosed as of the filing date.

66

II OUTLINE OF THE OTHER RELATED COMPANIES

1 NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS THEREOF

(1) Putnam Investor Services, Inc. (the Investor Servicing Agent):

A. Amount of Capital:

U.S.$6,331,047 (approximately 566.19 million Yen) as of the end of February, 2010.*

* Includes the parent company relationship as a component of equity.

B. Description of Business:

Putnam Investor Services, Inc. is a Massachusetts company and is a wholly-owned subsidiary of Putnam Investments, LLC.

(2) State Street Bank and Trust Company (the Custodian):

A. Amount of Capital (total consolidated shareholder's equity):

U.S.$13,471,449 million (approximately 1,204,751 billion Yen) as of the end of December, 2009.

B. Description of Business:

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust has been providing custody services to mutual funds since 1924.

(3) Putnam Retail Management Limited Partnership (the Principal Underwriter):

A. Amount of Capital:

U.S.$41,064,078 (approximately 3.7 billion Yen) as of the end of February, 2010.

B. Description of Business:

Putnam Retail Management Limited Partnership is a Massachusetts limited partnership and is a wholly-owned subsidiary of Putnam Investments, LLC. Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds including the Fund.

(4) Putnam Investments Limited (Sub-Investment Management Company):

A. Amount of Capital:

U.S.$31,229,191 (approximately 2.8 billion Yen) as of the end of February, 2010.

B. Description of Business:

Putnam Investments Limited is an investment advisor, whose principal activity is the provision of investment related market research and economic forecasts with respect to the United Kingdom and other major European markets.

67

(5) Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company):

A. Amount of Capital:

JPY3 billion as of the end of February, 2010.

B. Description of Business:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in “Type II Financial Instruments Trading Business” as specified in the Financial Instruments and Exchange Law.

Mitsubishi UFJ Securities Co., Ltd., the Distributor in Japan and Agent Company (hereinafter referred to as “Succeeded Company”) is to assign all the rights and obligations (including rights and obligations under the Japan Dealer Sales Agreement and the Agent Company Agreement) belonging to it for all the businesses (including financial instruments business) it carries on to be succeeded by Mitsubishi UFJ Securities De-Merger Preparatory Company Ltd. (a wholly owned subsidiary of the Succeeded Company) (hereinafter referred to as the “Successor Company”) on April 1, 2010 by the method of absorption-type corporate split. Consequently, the Successor Company will replace the Succeeded Company as the Fund's Distributor and Agent Company in Japan on April 1, 2010. The Successor Company also changed its trade name to “Mitsubishi UFJ Securities Co., Ltd.” and the Succeeded Company also changed its trade name to “Mitsubishi UFJ Securities Holdings Co., Ltd.” on the even date. In addition, the Successor Company changed its trade name to "Mitsubishi UFJ Morgan Stanley Securities Co., Ltd." on May 1, 2010.

2 OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) Putnam Investor Services, Inc.:

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) State Street Bank and Trust Company:

State Street Bank and Trust Company provides custody services to the Fund in respect of the Fund assets.

(3) Putnam Retail Management Limited Partnership:

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(4) Putnam Investments Limited:

Putnam Investments Limited may act as investment adviser concerning a portion of the Fund’s assets.

(5) Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

68

3 CAPITAL RELATIONSHIP

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Investor Services, Inc. and Putnam Investments Limited are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109.

III OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

69

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

70

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

71

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

72

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used,

73

and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in "qualified publicly traded partnership" (as defined below);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and that (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general,, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the

74

Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends, including distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as Capital Gain Dividends ("Capital Gain Dividends").

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this delegation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss,

75

any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Gain Dividends are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Capital Gain Dividends will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2011.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a

76

shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investment by the Fund in "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the PFIC as a "qualified electing fund" ("QEF").

A PFIC is any non-U.S. corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

77

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends. However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

For taxable years of a Fund beginning before January 1, 2010, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the

78

beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an "Interest-Related Dividend"), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a "Short-Term Capital Gain dividend"). The Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax.

Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Securities Registration Statement, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of U.S. federal income tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders of the Fund should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally

79

will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

80

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency

81

V. MISCELLANEOUS

(1) The ornamental design is used in the cover page of the Japanese Prospectus.

(2) The following must be set forth in the Prospectus.

* Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., INFORMATION CONCERNING SECURITIES, "I. DESCRIPTION OF THE FUND" in "Part II. INFORMATION CONCERNING THE FUND" and "II. OUTLINE OF THE OTHER RELATED COMPANIES" in "Part IV. SPECIAL INFORMATION", of the SRS, and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc.

* Up-to-date information regarding "(1) Diversification of Investment Portfolio" and "(3) Results of Past Operations" of "5. Status of Investment Portfolio of the Fund" in "I. DESCRIPTION OF THE FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND", in "Part III. DETAILED INFORMATION CONCERNING THE FUND", of the SRS, which will be obtainable from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

82

[Translation]
[MHM draft 4/19/10]
Form 7-2
COVER PAGE

Filing Document:	ANNUAL SECURITIES REPORT

To be Filed with:	Director of Kanto Local Finance Bureau

Accounting Period:	Fifteenth Term
(From December 1, 2008 to November 30, 2009)
Filing Date:	May 10, 2010

Name of the Reporting Fund:	PUTNAM HIGH YIELD ADVANTAGE FUND

Name of the Issuer:	PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of Representative:	Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Phone Number:	03-6212-8316
Places where a copy of this Securities	Not applicable.
Registration Statement is available for Public
Inspection:

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 89.43 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 2010).

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

1

             PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND, excluding 5. OUTLINE OF PROCEDURES, ETC. and 6. OUTLINE OF ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

II. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., III. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

The description in this item is the same as the description in PART III., I. ADDITIONAL INFORMATION CONCERNING THE FUND of the Securities Registration Statement set forth before.

II. PROCEDURES, ETC.

The description in this item is the same as the description in PART III., II. PROCEDURES, ETC. of the Securities Registration Statement set forth before.

III. ADMINISTRATION AND MANAGEMENT

The description in this item is the same as the description in PART III., III. ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

IV. FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in PART III., IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

V. RECORD OF SALES AND REPURCHASES

The description in this item is the same as the description in PART III., V. RECORD OF SALES AND REPURCHASES of the Securities Registration Statement set forth before.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART IV., I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART IV., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART IV., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

2

IV REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

May 8, 2009: Securities Registration Statement/Securities Report (the 14th term)

August 31, 2009: Semi-annual Report (during the 15th term) / Amendment to Securities Registration Statement

April 1, 2010: Extraordinary Report / Amendment to Securities Registration Statement

3